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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 28, 2003


                         A.I. RECEIVABLES TRANSFER CORP.
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          333-57236                                      22-3674608
  (Commission File Number)                  (I.R.S. Employer Identification No.)

            160 WATER STREET
        NEW YORK, NEW YORK 10038                      10038
(Address of Principal Executive Offices)           (Zip Code)

                                 (212) 428-5400
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events

           The Registrant is making this filing in connection with the Amendment to the Master Trust Agreement, entered into solely to change the name of AIG Credit Premium Finance Master Trust to AICCO Premium Finance Master Trust.



Item 7.     Financial Statements and Exhibits

(c)        Exhibits

Exhibit 99.1 - Amendment to Master Trust Agreement of AICCO Premium Finance Master Trust (f/k/a AIG Credit Premium Finance Master Trust) between A.I. Receivables Transfer Corp. and the Owner Trustee.




                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2003
                                           A.I. RECEIVABLES TRANSFER CORP.



                                           By: /s/ Michael D. Vogen
                                              ----------------------------------
                                              Name:  Michael D. Vogen
                                              Title: Chief Financial Officer


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                                    Exhibits
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Exhibit 99.1 - Amendment to Master Trust Agreement of AICCO Premium Finance
Master Trust (f/k/a AIG Credit Premium Finance Master Trust) between A.I. Receivables Transfer Corp. and the Owner Trustee, dated as of April 28, 2003.





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